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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 26, 1998 relating to the financial statements, which appears in StarBase's Annual Report on Form 10-K for the year ended March 31, 2000.


PricewaterhouseCoopers LLP

Costa Mesa, California
July 24, 2000